Exhibit 99.1

Bitmine Immersion Technologies (BMNR) Announces ETH Holdings Reach 5.42 Million Tokens, and Total Crypto and Total Cash Holdings of $11.6 Billion

Bitmine owns 4.49% of the total ETH coin supply of 120.7 million

Bitmine is 90% of the way to the ‘Alchemy of 5%’ in just 11 months

Ethereum continues to benefit from the dual tailwinds of Wall Street tokenizing on the blockchain and from agentic AI systems increasingly needing public and neutral blockchains

Bitmine has 4,718,677 staked ETH, representing $9.5 billion at $2,003 per ETH

MAVAN (Made in America VAlidator Network) is a premier Ethereum staking destination for BMNR and institutional investors, with a focus on security, performance, and resilience

Bitmine owns $93 million of Eightco (NASDAQ: ORBS), now one of the only publicly listed equities in the world to provide investors indirect exposure to OpenAI

Bitmine Crypto + Total Cash Holdings + “Moonshots” total $11.6 billion, including 5.42 million ETH tokens, total cash of $446 million, and other crypto holdings

Bitmine leads crypto treasury peers by both the velocity of raising crypto NAV per share and by the high trading liquidity of BMNR stock

Bitmine is the 225th most traded stock in the US, trading $628 million per day (4-day avg)

Bitmine remains supported by a premier group of institutional investors including ARK’s Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, Galaxy Digital and personal investor Thomas “Tom” Lee to support Bitmine’s goal of acquiring 5% of ETH

NORWALK, CT, June 1, 2026 /PRNewswire/ — (NYSE: BMNR) Bitmine Immersion Technologies, Inc. (“Bitmine” or the “Company”) a Bitcoin and Ethereum Network company with a focus on the accumulation of crypto for long term investment, today announced Bitmine crypto + total cash + “moonshots” holdings totaling $11.6 billion.

As of May 31, 2026 at 2:00pm ET, the Company’s crypto holdings are comprised of 5,416,901 ETH at $2,003 per ETH (per Coinbase NASDAQ: COIN), 203 Bitcoin (BTC), $180 million stake in Beast Industries, $93 million stake in Eightco Holdings (NASDAQ: ORBS) (“moonshots”) and total cash of $446 million. Bitmine’s ETH holdings are 4.49% of the ETH supply (of 120.7 million ETH).

On May 11, 2026, Bitmine released the latest Chairman’s Message (link here) for May 2026.

“Over the past week, we acquired 26,497 ETH. In our view, ETH prices are not reflecting the strengthening of Ethereum fundamentals, but then again, this is not surprising given we are in the early stages of crypto spring. Bitmine is expected to reach the ‘alchemy of 5%’ sometime in 2026,” stated Thomas “Tom” Lee, Chairman of Bitmine.

Bitmine recently launched MAVAN (the Made in American VAlidator Network), the institutional grade staking platform. While MAVAN was originally developed to support Bitmine’s own Ethereum treasury, MAVAN intends to expand to serve institutional investors, custodians, and ecosystem partners seeking best-in-class staking infrastructure. A portion of Bitmine’s ETH is already staked on the MAVAN platform.

As of May 31, 2026, Bitmine total staked ETH stands at 4,718,677 ($9.5 billion at $2,003 per ETH). “Bitmine has staked more ETH than other entities in the world. At scale (when Bitmine’s ETH is fully staked by MAVAN and its staking partners), the projected ETH staking reward is $296 million on an annualized basis (using 2.73% 7-day BMNR yield),” stated Lee.

BITMINE · BMNR

STAKING: BMNR now staking over 4.7 million ETH

ETH Staked Over Time (Million)
0.409
0.659
1.256
1.838
2.009
2.897
2.897
3.040
3.040
3.040
3.040
3.041
3.143
3.143
3.335
3.335
3.335
3.702
4.363
4.713
4.713
4.713
4.719
5.417
6.034
Fully staked ETH
90%
78%
Annualized Staking Revenue by Week ($ Million)
34
59
110
166
160
189
202
176
171
172
174
187
184
177
196
212
221
264
297
319
289
276
258
$296
$329
Fully staked ETH
90%
78%
12/28 1/4 1/11 1/19 1/25 2/1 2/8 2/15 2/22 3/1 3/8 3/15 3/22 3/29 4/5 4/12 4/19 4/26 5/3 5/10 5/17 5/25 5/31 5/31*
Alchemy

Source: BitMine, Stats are calculated based on BMNR weekly press release.

“Annualized staking revenues are now projected at $258 million. And this 4.7 million ETH is over 87% of the 5.42 million ETH held by Bitmine. Bitmine’s own staking operations generated a 7-day yield of 2.73% (annualized),” continued Lee.

Bitmine’s crypto holdings reign as the #1 Ethereum treasury and #2 global treasury, behind Strategy Inc. (NASDAQ: MSTR), which reportedly owns 843,738 BTC valued at $62 billion. Bitmine remains the largest ETH treasury in the world.

Bitmine is one of the most widely traded stocks in the US. According to data from Fundstrat, the stock has traded average daily dollar volume of $628 million (4-day average, as of May 29, 2026), ranking #225 in the US, behind Marathon Petroleum (rank #224) and ahead of Blackstone (rank #226) among 5,704 US-listed stocks (statista.com and Fundstrat research).

BITMINE · BMNR

ALCHEMY OF 5%: BMNR ranked #225 by avg daily $ volume

222	WBD	Warner Bros Discovery Inc	Comm. Services	$67,718	$635
223	CVS	CVS Health Corp	Health Care	$116,084	$634
224	MPC	Marathon Petroleum Corp	Energy	$72,625	$630
225	**BMNR**	**Bitmine Immersion Tech**	**Technology**	**$11,011**	**$628**
226	BX	Blackstone Inc	Financials	$86,895	$627
227	MMM	3M Co	Industrials	$79,868	$627
228	STRL	Sterling Infrastructure Inc	Industrials	$26,416	$626

Source: Fundstrat, FactSet. As of May 29, 2026.

Bitmine management believes the GENIUS Act and Securities and Exchange Commission’s (the “SEC”) Project Crypto are as transformational to financial services in 2025 as US action on August 15, 1971 ending Bretton Woods and the USD on the gold standard 54 years ago. This 1971 event was the catalyst for the modernization of Wall Street, creating the iconic Wall Street titans and financial and payment rails of today. These proved to be better investments than gold.

The Chairman’s message can be found here:

https://www.Bitminetech.io/chairmans-message

The Fiscal Full Year 2025 Earnings presentation and corporate presentation can be found here: https://Bitminetech.io/investor-relations/

To stay informed, please sign up at: https://Bitminetech.io/contact-us/

About Bitmine

Bitmine (NYSE: BMNR) is a Bitcoin miner with operations in the US. The company is deploying its excess capital to be the leading Ethereum Treasury company in the world, implementing an innovative digital asset strategy for institutional investors and public market participants. Guided by its philosophy of “the alchemy of 5%,” the Company is committed to ETH as its primary treasury reserve asset, leveraging native protocol-level activities including staking and decentralized finance mechanisms. The Company launched MAVAN (Made-in America VAlidator Network), a dedicated staking infrastructure for Bitmine assets, in 2026.

For additional details, follow on X:

https://x.com/bitmnr

https://x.com/fundstrat

Forward Looking Statements

This press release contains statements that constitute “forward-looking statements.” The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties. This document specifically contains forward-looking statements regarding: (i) progress and achievement of the Company’s goals regarding ETH acquisition, including the ‘Alchemy of 5%’ initiative and the expectation that Bitmine will reach this goal sometime in 2026; (ii) the Company’s expectations regarding the cryptocurrency market, including the belief that Ethereum continues to benefit from dual tailwinds of Wall Street tokenization on the blockchain and agentic AI systems increasingly needing public and neutral blockchains; (iii) continued growth and advancement of the Company’s Ethereum treasury strategy and the applicable benefits to the Company; (iv) the Company’s digital asset accumulation strategy and staking operations, including MAVAN, its intended expansion to serve institutional investors, custodians, and ecosystem partners seeking best-in-class staking infrastructure, and projected annual staking revenues of $258 million and projected staking rewards of $296 million on an annualized basis (when ETH is fully staked); (v) statements regarding the benefits of Wall Street tokenization on the blockchain and agentic AI systems increasingly needing public and neutral blockchains; (vi) management’s belief that the GENIUS Act and SEC Project Crypto are as transformational to financial services as US action on August 15, 1971 ending Bretton Woods and the USD on the gold standard; (vii) the Company’s characterization of ETH prices as not reflecting the strengthening of Ethereum fundamentals; and (viii) the Company’s characterization of market conditions as early stages of crypto spring. In evaluating these forward-looking statements, you should consider various factors, including: Bitmine’s ability to keep pace with new technology and changing market needs; Bitmine’s ability to finance its current business, Ethereum treasury operations, and proposed future business; the competitive environment of Bitmine’s business; market conditions affecting the trading price of the Company’s common stock; regulatory developments affecting digital assets, including the ultimate enactment and implementation of pending legislation and SEC initiatives; the volatility and unpredictability of digital asset prices; and the future value of Bitcoin and Ethereum. Actual future performance outcomes and results may differ materially from those expressed in forward-looking statements. Forward-looking statements are subject to numerous conditions, many of which are beyond Bitmine’s control, including those set forth in the Risk Factors section of Bitmine’s Form 10-K filed with the SEC on November 21, 2025, as well as all other SEC filings, as amended or updated from time to time. Copies of Bitmine’s filings with the SEC are available on the SEC’s website at www.sec.gov. Bitmine undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SOURCE Bitmine Immersion Technologies, Inc.

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Marcy Simon

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